UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 11, 2020

EASTERN BANKSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	333-239251	84-41099750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

265 Franklin Street Boston, MA		02110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 327-8376

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 1.01	Entry Into a Material Definitive Agreement

On August 11, 2020, Eastern Bankshares, Inc., a Massachusetts corporation (the “Company”), Eastern Bank Corporation, a Massachusetts-chartered mutual holding company (the “MHC”), and Eastern Bank, a Massachusetts-chartered bank (the “Bank”), entered into an Agency Agreement with Keefe, Bruyette & Woods, Inc. (“KBW”), which will assist the Company in selling the shares of common stock of the Company on a best efforts basis in the Company’s subscription and community offerings. The Company, the MHC and the Bank are referred to collectively as “Eastern.”

KBW will receive a fee of 0.50% of the aggregate dollar amount of all shares of common stock sold in the subscription and community offerings. In addition, J.P. Morgan Securities LLC (“JPM”) is serving as the Company’s capital markets advisor in connection with the subscription and community offerings and will receive a fee of the greater of $4.0 million and 0.50% of the aggregate dollar amount of all shares of common stock sold in the subscription and community offerings. No fee will be payable to KBW or JPM with respect to shares purchased by Eastern’s directors, corporators, trustees, officers, employees or their immediate families and their personal trusts, shares purchased by the Bank’s employee benefit plans or trusts established for the benefit of the Bank’s directors, officers and employees, and shares issued to the Eastern Bank Charitable Foundation.

In the event that shares of common stock are sold in a syndicated offering, the Company will pay fees of 5.50% of the aggregate dollar amount of all shares of common stock sold in the syndicated offering to JPM, KBW, and any other broker-dealer included in the syndicated offering.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-239251) filed by the Company under the Securities Act and a related prospectus dated August 11, 2020.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by references to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

1.1	Agency Agreement, dated August 11, 2020, by and among the Company, the MHC, the Bank and KBW (exhibits omitted)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

DATE: August 17, 2020	By:	/s/ James B. Fitzgerald
James B. Fitzgerald
Chief Financial Officer